                                                                    Exhibit 10.3


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                         RECEIVABLES TRANSFER AGREEMENT

                                  by and among

                      HPSC GLOUCESTER FUNDING 2003-1 LLC I
                                       and
                     HPSC GLOUCESTER FUNDING 2003-1 LLC II,
                                   as Issuers,

                                   HPSC, INC.,
                                   as Servicer

                                   HPSC, INC.,
                                  as Originator

                                       and

                                   HPSC, INC.
                                       and
                            HPSC BRAVO FUNDING, LLC,
                                 as Transferors


                           Dated as of March 31, 2003


                        Asset Backed Notes, Series 2003-1


================================================================================

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                                TABLE OF CONTENTS

                                                                                                     Page
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
ARTICLE I. DEFINITIONS.................................................................................1

   Section 1.01.  Definitions..........................................................................1
   Section 1.02.  General Interpretive Principles......................................................1

ARTICLE II. TRANSFER OF CONVEYED ASSETS................................................................2

   Section 2.01.  Conveyance of Initial Conveyed Assets................................................2
   Section 2.02.  Conveyance of Subsequent Conveyed Assets.............................................4
   Section 2.03.  Custody of Contract Files............................................................6

ARTICLE III. REPRESENTATIONS AND WARRANTIES............................................................6

   Section 3.01.  Representations and Warranties.......................................................6
   Section 3.02.  Representations and Warranties of the Originator with Respect to the Contracts......11
   Section 3.03.  Substitution of Contracts and Equipment by the Originator and the Servicer..........15
   Section 3.04.  Breach of Representations and Warranties; Repurchase of Contracts...................15

ARTICLE IV. COVENANTS.................................................................................16

   Section 4.01.  Covenants of the Originator.........................................................16
   Section 4.02.  Covenants of the Issuers............................................................20
   Section 4.03.  Transfer of Conveyed Assets.........................................................22

ARTICLE V. CONDITIONS PRECEDENT.......................................................................22

   Section 5.01.  Conditions to Issuers' Initial Obligations..........................................22
   Section 5.02.  Conditions to Issuers' Subsequent Obligations.......................................23

ARTICLE VI. TERMINATION...............................................................................24

   Section 6.01.  Termination.........................................................................24

ARTICLE VII. MISCELLANEOUS PROVISIONS.................................................................24

   Section 7.01.  Amendment...........................................................................24
   Section 7.02.  GOVERNING LAW.......................................................................24
   Section 7.03.  Waiver of Jury Trial................................................................24
   Section 7.04.  Notices.............................................................................24
   Section 7.05.  Severability of Provisions..........................................................25
   Section 7.06.  Assignment..........................................................................25
   Section 7.07.  Further Assurances..................................................................25
   Section 7.08.  No Waiver; Cumulative Remedies......................................................25
   Section 7.09.  Counterparts........................................................................25
   Section 7.10.  Binding Effect; Third-Party Beneficiaries...........................................25
   Section 7.11.  Merger and Integration..............................................................26
   Section 7.12.  Headings............................................................................26
   Section 7.13.  Schedules and Exhibits..............................................................26

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
   Section 7.14.  No Bankruptcy Petition Against the Transferors or the Issuers.......................26
   Section 7.15.  Limited Recourse to Bravo...........................................................26

   Exhibit A      Subsequent Transfer Agreement
   Schedule 1     List Of Initial Contracts
   Schedule 2     Delinquent Contracts

                                      -ii-
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                         RECEIVABLES TRANSFER AGREEMENT

          This RECEIVABLES TRANSFER AGREEMENT (this "AGREEMENT"), dated as of March 31, 2003, is entered into among HPSC, INC. ("HPSC"), as servicer (the "SERVICER"), HPSC, as originator (the "ORIGINATOR"), HPSC and HPSC BRAVO FUNDING, LLC ("BRAVO"), as transferors (each, a "TRANSFEROR" and collectively, the "TRANSFERORS"), HPSC GLOUCESTER FUNDING 2003-1 LLC I ("LLC I") and HPSC GLOUCESTER FUNDING 2003-1 LLC II ("LLC II"), as issuers (each, an "ISSUER" and collectively, the "ISSUERS").

                                   WITNESSETH:

          WHEREAS, Bravo has previously acquired its rights in certain Contracts, Equipment and other Collateral from HPSC under certain existing purchase agreements; and

          WHEREAS, each of the Transferors desires to convey, transfer, sell and assign all of its right, title and interest in and to the Contracts and all of its right, title and interest in and to the Equipment and all other Collateral to LLC I or LLC II, as applicable, upon the terms and conditions hereinafter set forth; and

          WHEREAS, the Originator, the Servicer, each of the Transferors and each of the Issuers agree that all representations, warranties, covenants and agreements made by it herein shall be for the benefit of the Noteholders and the Indenture Trustee.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

          Section 1.01. DEFINITIONS.

          Whenever used in this Agreement, capitalized terms used and not defined herein shall have the meanings set forth in Annex A attached hereto.

          Section 1.02. GENERAL INTERPRETIVE PRINCIPLES.

          For purposes of this Agreement except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

          (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP as in effect on the date hereof;

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          (c)  references herein to "Articles", "Sections", "Subsections",
"Paragraphs" and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

          (d)  a reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

          (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

          (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

                                   ARTICLE II.

                           TRANSFER OF CONVEYED ASSETS

          Section 2.01. CONVEYANCE OF INITIAL CONVEYED ASSETS.

          (a) Each of HPSC and Bravo hereby sells, transfers and otherwise conveys to LLC I all of its right, title and interest in, to and under the Initial Contracts owned by it on the date hereof and set forth on the List of Initial Contracts attached hereto as SCHEDULE 1A and SCHEDULE 1B, respectively, and the Initial Conveyed Assets related thereto, without recourse. Notwithstanding the foregoing, each of HPSC and Bravo retains all rights to monies due under the Contracts prior to the Initial Cut-Off Date.

          (b) Each of HPSC and Bravo hereby sells, transfers and otherwise conveys to LLC II all of its respective right, title and interest in, to and under the Initial Contracts owned by it on the date hereof and set forth on the List of Initial Contracts attached hereto as SCHEDULE 1C and SCHEDULE 1D, respectively, and the Initial Conveyed Assets related thereto, without recourse (except as set forth herein). Notwithstanding the foregoing, each of HPSC and Bravo retains all rights to monies due under the Contracts prior to the Initial Cut-Off Date.

          (c) The conveyances occurring on the Closing Date, each Subsequent Transfer Date and each Substitute Transfer Date shall be consummated such that only Conveyed Assets which constitute Financial Assets may be conveyed to LLC I. The Conveyed Assets which are conveyed to LLC I and LLC II, respectively, on the Closing Date, each Subsequent Transfer Date and each Substitute Transfer Date will be indicated on a List of Contracts delivered to the Indenture Trustee on such date.

          (d) In connection with such sales and conveyances, each of the Transferors agrees to record and file financing statements (and thereafter will file continuation statements with respect to such financing statements) (such recordation and filing to be at the expense of the Servicer) with respect to the related Initial Conveyed Assets sold and to be transferred to LLC I or LLC II, as applicable, pursuant to this Agreement, the Subsequent Conveyed Assets to be sold and transferred to LLC I or LLC II pursuant to any Subsequent Transfer Agreement, and the Substitute Conveyed Assets, meeting the requirements of applicable state law in such manner

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and in such jurisdictions as are necessary to perfect and to maintain the perfection of, the transfer, conveyance and sale of the related Initial Conveyed Assets, the related Subsequent Conveyed Assets and the related Substitute Conveyed Assets (subject to the Filing Requirements with respect to the Equipment) from each of the Transferors to LLC I or LLC II, as applicable, and the transfer, assignment and pledge of the Pledged Property from LLC I or LLC II, as applicable, to the Indenture Trustee on behalf of the Noteholders, pursuant to the Indenture, and to deliver a file-stamped copy of such financing statements or other evidence of such filings to the Indenture Trustee within thirty (30) days of each Transfer Date. The Contract Files (including each original executed Contract) will not be physically delivered to the Issuers and the Transferors agree to deliver such Contract Files to the Custodian which will hold such Contract Files for the benefit of the Indenture Trustee in accordance with the Custody Agreement.

          (e) In accordance with the Servicing Agreement, including, without limitation, Section 4.11(d) thereof, the Servicer shall, on or prior to the related Transfer Date, and with respect to Substitute Contracts, as soon as possible, but in no event later than two Business Days after the related Transfer Date, (i) cause the Contract Management System to be marked with a specified code (the "CONTRACT MANAGEMENT CODE") to show that the Initial Conveyed Assets, the Subsequent Conveyed Assets, or the Substitute Conveyed Assets, as the case may be, have been assigned and transferred to LLC I or LLC II, as applicable, in accordance with this Agreement, a Subsequent Transfer Agreement or a Substitute Transfer Agreement, as applicable, and pledged to the Indenture Trustee on behalf of the Noteholders pursuant to the Indenture and
(ii) prepare and hold in its capacity as Servicer on behalf of the Issuers and the Indenture Trustee the List of Initial Contracts on or prior to the Closing Date, a List of Subsequent Contracts on or prior to the related Subsequent Transfer Date and a List of Substitute Contracts on or prior to the related Substitute Transfer Date. Pursuant to Section 3.03 hereof, the Originator or the Servicer may, from time to time, convey Substitute Contracts to LLC I or LLC II, as applicable, by delivering a List of Substitute Contracts to the Issuers and the Indenture Trustee on each Transfer Date.

          (f) Except for the obligations of the Originator and the Servicer pursuant to this Agreement, the Servicing Agreement and the Indenture with respect to any Warranty Event with respect to the Contracts and the Conveyed Assets, the conveyance of the Contracts and the Conveyed Assets will be without recourse to the Transferors. Except as specified in this Agreement, the Servicing Agreement and the Indenture, upon each Transferor's transfer of its interest in the Contracts and the Conveyed Assets to LLC I or LLC II, as applicable, the Transferors will not bear any further risk with respect to the ultimate collectibility of the Contracts or the adequacy of the Collateral securing the Contracts or the value or sufficiency of the Equipment.

          (g) It is the intention of the parties hereto that each transfer of the Contracts and the Conveyed Assets to be made pursuant to the terms hereof shall constitute a sale and an absolute assignment of such Contracts and Conveyed Assets by the Transferors to LLC I or LLC II, as applicable, and not a loan. In the event, however, that a court of competent jurisdiction were to hold that any such transfer constitutes a loan and not a sale and an absolute assignment, each of the Transferors shall be deemed to have granted to LLC I or LLC II, as applicable, a first priority perfected security interest in all of each Transferor's respective right, title and interest in, to and under such Contracts and related Conveyed Assets and all income and proceeds thereof, to

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secure all of such Transferor's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law, and in such event, the parties hereto acknowledge that the Indenture Trustee, in addition to holding the Contracts and Conveyed Assets for the benefit of the Noteholders, holds the Contracts and Conveyed Assets as assignee of LLC I or LLC II, as applicable, as secured party.

          Section 2.02. CONVEYANCE OF SUBSEQUENT CONVEYED ASSETS.

          (a) Subject to the conditions set forth in paragraph (c) below, on any Subsequent Transfer Date, either or both of the Transferors shall sell, assign, set over and convey, without recourse, to LLC I and/or LLC II, but subject to the other terms and provisions of this Agreement, all of the right, title and interest of such Transferor(s) in and to the Subsequent Contracts and the Subsequent Conveyed Assets identified on the related List of Subsequent Contracts. The transfer by a Transferor to LLC I and/or LLC II of the Subsequent Contracts and the Subsequent Conveyed Assets identified on each List of Subsequent Contracts shall be absolute and is intended by such Transferor and LLC I and/or LLC II to constitute and to be treated as a sale and an absolute assignment of the Subsequent Contracts and the Subsequent Conveyed Assets by such Transferor to LLC I and/or LLC II.

          In the event such transactions shall be deemed not to be a sale and an absolute assignment, the related Transferor shall be deemed to have granted to LLC I and/or LLC II as of each Subsequent Transfer Date a first priority perfected security interest in all of such Transferor's right, title and interest in, to and under each Subsequent Contract and each related Subsequent Conveyed Asset, and all income and proceeds thereof, to secure all of such Transferor's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law, and in such event, the parties hereto acknowledge that the Indenture Trustee, in addition to holding the Subsequent Contracts and the Subsequent Conveyed Assets for the benefit of the Noteholders, holds the Subsequent Contracts and the Subsequent Conveyed Assets as assignee of LLC I and/or LLC II as secured party.

          (b) At least one Business Day prior to a Subsequent Transfer Date, the Servicer shall advise the Indenture Trustee in writing as to the sum of the Discounted Contract Balances of the Subsequent Contracts to be conveyed on such Subsequent Transfer Date.

          (c) The following conditions must be satisfied on each Subsequent Transfer Date in order for a Transferor to convey Subsequent Contracts and related Conveyed Assets to LLC I and/or LLC II, as applicable:

               (i) The Transferors shall have delivered to the Indenture Trustee a duly executed Subsequent Transfer Agreement, substantially in the form of EXHIBIT A attached hereto, including a List of Subsequent Contracts attached thereto, and confirming the satisfaction of each condition precedent specified in this paragraph (c);

               (ii) As of each Subsequent Transfer Date, as evidenced by delivery of the Subsequent Transfer Agreement in the form of EXHIBIT A, none of the Transferors (a) shall be insolvent or have been made insolvent by such transfers, nor shall they be aware of any pending insolvency, (b) shall intend to incur or believe that it shall incur debts that would be beyond its

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ability to pay as such debts mature, (c) shall make such transfer with actual intent to hinder, delay or defraud any Person, and (d) shall have assets that constitute unreasonably small capital to carry out its business as then conducted;

               (iii) Each such Subsequent Contract must satisfy the representations and warranties made in Section 3.02 of this Agreement and each Transferor shall have performed all obligations to be performed by it hereunder on or prior to such Subsequent Transfer Date;

               (iv) The Transferors shall not have selected such Subsequent Contracts in a manner that they reasonably believe is adverse to the interests of the Issuers and the Noteholders;

               (v) Such transfer shall not result in a material adverse tax consequence to either of the Issuers or the Noteholders;

               (vi) The Subsequent Cut-Off Date for such Subsequent Contracts is no later than (1) the close of business in the month immediately following the related Transfer Date and (2) June 30, 2003;

               (vii)     The Pre-Funding Period shall not have terminated;

               (viii) The Transferors shall have provided the Indenture Trustee and the Rating Agencies with an Addition Notice not later than three Business Days prior to such Subsequent Transfer Date and shall have provided any information reasonably requested by any of them with respect to the related Subsequent Contracts;

               (ix) The Transferors shall have deposited in the Collection Account all Collections received in respect of the related Subsequent Contracts due after the related Subsequent Cut-Off Date;

               (x) All Financing Statements prepared in accordance with the Filing Requirements and executed on behalf of each of the Transferors, as appropriate, shall have been delivered to the Indenture Trustee;

               (xi) The Indenture Trustee shall have received a Custody Receipt with respect to the Contract Files for the Subsequent Contracts listed on the related List of Subsequent Contracts; and

               (xii) Each of the Transferors shall have delivered to the Rating Agencies and the Indenture Trustee "bringdown opinions" to the Opinions of Counsel regarding bankruptcy, delivered on the Closing Date with respect to the transfer of such Subsequent Contracts, in form and substance substantially similar to opinions delivered on the Closing Date.

               (xiii) All Necessary Consents, including, without limitation, consents of Triple-A One Funding Corporation and Capital Markets Assurance Corporation.

               (xiv) All related Contract Files have been delivered at least two Business Days prior to such Subsequent Transfer Date.

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               (xv)      The ratio of the sum of Discounted Contract Balances of
the Practice Finance Contracts to the Aggregate Outstanding Contract Balance as of the end of the Pre-Funding Period shall not materially exceed such ratio as of the Closing Date.

               (xvi) The sum of (x) the Discounted Contract Balances for Contracts listed on SCHEDULE 2 hereto (measured as of the Closing Date) and (y) the Discounted Contract Balances of Subsequent Contracts added on each Subsequent Transfer Date (measured as of such Subsequent Transfer Date) for which two payments (but no more than two) were past due does not exceed $5,000,000.

          (d) Upon satisfaction of the requirements specified in (c) above, the Indenture Trustee shall withdraw and disburse funds from the Pre-Funding Account in accordance with Section 3.02 of the Indenture.

          Section 2.03. CUSTODY OF CONTRACT FILES. In connection with the sale, transfer and conveyance of the Contracts (including the Subsequent Contracts and Substitute Contracts) to LLC I or LLC II, as applicable, pursuant to this Agreement and each Subsequent Transfer Agreement and Substitute Transfer Agreement, the Servicer shall deliver the related Contract Files to the Custodian; provided, however, that the Servicer may retain copies of the Contract Files in connection with the performance of its obligations under the Servicing Agreement.

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

          Section 3.01. REPRESENTATIONS AND WARRANTIES.

          (a) HPSC, as Originator and Transferor, hereby makes the following representations and warranties for the benefit of the Indenture Trustee, the Noteholders and the Issuers. Such representations and warranties are made as of each Transfer Date and shall survive each assignment, transfer and conveyance by the Transferors of the Conveyed Assets to LLC I or LLC II, as applicable, and their successors and assigns.

               (i) ORGANIZATION AND GOOD STANDING. HPSC is a corporation duly organized, validly existing and in good standing, under the laws of the State of Delaware, with corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to own the Conveyed Assets transferred by it in its capacity as a Transferor;

               (ii) DUE QUALIFICATION. HPSC is qualified as a foreign corporation in any state where it is required to be so qualified to conduct its business and has obtained all necessary licenses, consents and approvals as required under federal and state law, in each case, where the failure to be so qualified, licensed, consented to or approved could reasonably be expected materially and adversely to affect the ability of HPSC to comply with the terms of this Agreement, any Subsequent Transfer Agreement or any other Transaction Document to which it is a party;

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               (iii)     LEGAL NAME. The legal name of HPSC is as set forth in
its signature line of this Agreement and HPSC has not changed its name since its formation and since such formation HPSC has not used, and does not now use, any trade names, fictitious names, assumed name or "doing business as" names;

               (iv) POWER AND AUTHORITY. HPSC has the corporate power and authority to execute and deliver this Agreement, any Subsequent Transfer Agreement and any other Transaction Document to which it is a party, and to carry out its obligations set forth herein and therein; HPSC has duly authorized the conveyance to LLC I or LLC II, as applicable, of all its right, title and interest, if any, in the Conveyed Assets transferred by it by all necessary action; and the execution, delivery, and performance of this Agreement, any Subsequent Transfer Agreement and any other Transaction Document to which it is a party, has been duly authorized by HPSC by all necessary corporate action;

               (v) DUE EXECUTION AND DELIVERY. This Agreement and each of the other Transaction Documents to which it is a party have been duly executed and delivered on behalf of HPSC;

               (vi) TITLE. Immediately prior to the transfers herein contemplated, HPSC had good and marketable title to the Contracts and Conveyed Assets to be conveyed by HPSC to LLC I or LLC II, as applicable, hereunder, free and clear of all Adverse Claims;

               (vii) VALID ASSIGNMENT; BINDING OBLIGATIONS. This Agreement constitutes a valid sale, assignment, transfer and conveyance to LLC I or LLC II, as applicable, of all right, title, and interest of HPSC in, to and under the Contracts and the Conveyed Assets to be conveyed by HPSC, and such Contracts and Conveyed Assets will be held by LLC I or LLC II, as applicable, free and clear of any Adverse Claim of any Person claiming through or under HPSC, except the lien on the Contracts and the Conveyed Assets in favor of the Indenture Trustee granted pursuant to the Indenture; and this Agreement and every other Transaction Document to which it is a party when duly executed and delivered, will constitute the legal, valid, and binding obligation of HPSC enforceable against HPSC in accordance with their respective terms, except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether in a proceeding at law or in equity;

               (viii) INSOLVENCY. HPSC is not insolvent nor will it be rendered insolvent by the transactions contemplated by this Agreement or any other Transaction Document to which it is a party and HPSC has an adequate amount of capital to conduct its business in the ordinary course and to carry out its obligations hereunder and under each other Transaction Document to which it is a party;

               (ix) NO VIOLATION. The consummation of the transactions contemplated by and the fulfillment of the terms of this Agreement, any Subsequent Transfer Agreement and the other Transaction Documents to which HPSC is a party will not conflict with, result in any

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breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or bylaws of HPSC or any material indenture, agreement, mortgage, deed of trust, or other instrument to which HPSC is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument, other than this Agreement, any Subsequent Transfer Agreement or the other Transaction Documents to which HPSC is a party, or violate any law or any order, injunction, writ, rule, or regulation applicable to HPSC of any court or of any Governmental Authority having jurisdiction over HPSC or any of its properties which is reasonably likely to have a material adverse effect on (A) the transactions contemplated under this Agreement, any Subsequent Transfer Agreement or the other Transaction Documents to which HPSC is a party or (B) the validity, enforceability or collectability of the Contracts or the Conveyed Assets;

               (x) NO PROCEEDINGS. There are no Proceedings or investigations pending, or, to the knowledge of HPSC, threatened, before any Governmental Authority (A) asserting the invalidity of the Transaction Documents to which it is a party, (B) seeking to prevent the consummation of any of the transactions contemplated by the Transaction Documents to which it is a party, or (C) seeking any determination or ruling that is reasonably likely to materially and adversely affect the performance by HPSC of its obligations under, or the validity or enforceability of, this Agreement or any other Transaction Document to which it is a party;

               (xi) NO CONSENT REQUIRED. HPSC is not required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any Governmental Authority in connection with the execution, delivery or performance of this Agreement and the Transaction Documents to which it is a party, except for such as have been obtained, effected or made;

               (xii) FAIR CONSIDERATION. The consideration received by HPSC hereunder is fair consideration having value reasonably equivalent to or in excess of the value of the Contracts and the Conveyed Assets conveyed by it and the performance of HPSC's obligations hereunder;

               (xiii) PRINCIPAL PLACE OF BUSINESS OF HPSC. The principal place of business and chief executive office of HPSC is located at 60 State Street, Boston Massachusetts 02109-1803 and, there are not now, and during the past four months there have not been, any other locations where HPSC is located (as that term is used in the UCC in the state of such location) except that, with respect to such changes occurring after the date of this Agreement, as shall have been specifically disclosed to the Servicer and the Indenture Trustee in writing;

               (xiv) VALID BUSINESS REASONS. HPSC has valid business reasons for selling its interest in the Contracts and the Conveyed Assets rather than obtaining a loan and using the Contracts and the Conveyed Assets as collateral;

               (xv) ABSENCE OF EVENT. No event has occurred which materially and adversely affects HPSC's operations or its ability to perform its obligations under the Transaction Documents to which it is a party; and

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               (xvi)     ACCOUNTING TREATMENT. HPSC will treat the sale of the
Contracts and the Conveyed Assets to LLC I or LLC II, as applicable, pursuant to
Article II as a sale of the Contracts and the Conveyed Assets to LLC I or LLC II, as applicable, for financial reporting and accounting purposes.

          (b) Bravo hereby makes the following representations and warranties, in each case solely as to itself, for the benefit of the Indenture Trustee, the Noteholders and the Issuers. Such representations and warranties are made as of each Transfer Date on which Bravo transfers Conveyed Assets and shall survive each sale, assignment, transfer and conveyance by the Transferors of the respective Conveyed Assets to LLC I or LLC II, as applicable, and their successors and assigns.

               (i) ORGANIZATION AND GOOD STANDING. Bravo is a limited liability company, duly organized, validly existing and in good standing, under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority, and legal right to acquire and own the Conveyed Assets transferred by it;

               (ii) DUE QUALIFICATION. Bravo is qualified as a foreign limited liability company in any state where it is required to be so qualified to conduct its business and has obtained all necessary licenses, consents and approvals as required under federal and state law, in each case, where the failure to be so qualified, licensed, consented to or approved could reasonably be expected materially and adversely to affect the ability of Bravo to comply with the terms of this Agreement and the secretary's certificate and Officer's Certificate to be delivered by Bravo;

               (iii) LEGAL NAME. The legal name of Bravo is as set forth in its signature line of this Agreement and Bravo has not changed its name since its formation and since such formation Bravo has not used, or does not now use, any trade names, fictitious names, assumed name or "doing business as" names;

               (iv) POWER AND AUTHORITY. Bravo has the power and authority to execute and deliver this Agreement, any Subsequent Transfer Agreement and any other Transaction Document to which it is a party, and to carry out its obligations set forth herein and therein; Bravo has duly authorized the conveyance to LLC I or LLC II, as applicable, of all of its right, title and interest, if any, in the Conveyed Assets transferred by it by all necessary action; and the execution, delivery, and performance of this Agreement, any Subsequent Transfer Agreement and any other Transaction Document to which it is a party, has been duly authorized by Bravo by all necessary action;

               (v) DUE EXECUTION AND DELIVERY. This Agreement has been duly executed and delivered on behalf of Bravo;

               (vi) TITLE. Immediately prior to the transfers herein contemplated, Bravo had good and marketable title to the Contracts and Conveyed Assets to be conveyed by

Bravo to LLC I or LLC II, as applicable, hereunder, free and clear of all Adverse Claims created by or through Bravo;

               (vii) VALID ASSIGNMENT; BINDING OBLIGATIONS. This Agreement constitutes a valid sale, assignment, transfer and conveyance to LLC I or LLC II, as applicable, of all right, title, and interest of Bravo in, to and under the Contracts and the Conveyed Assets to be conveyed by Bravo and such Contracts and Conveyed Assets will be held by LLC I or LLC II, as applicable, free and clear of any Adverse Claim of any Person claiming through or under Bravo, except the lien on the Contracts and the Conveyed Assets in favor of the Indenture Trustee granted pursuant to the Indenture; and this Agreement and any Subsequent Transfer Agreement to which it is a party when duly executed and delivered, will constitute the legal, valid, and binding obligation of Bravo, enforceable against it, in accordance with its terms, except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether in a proceeding at law or in equity;

               (viii) INSOLVENCY. Bravo is not insolvent nor will it be rendered insolvent by the transactions contemplated by this Agreement or any Subsequent Transfer Agreement and Bravo has an adequate amount of capital to conduct its business in the ordinary course and to carry out its obligations hereunder and under any Subsequent Transfer Agreement;

               (ix) NO VIOLATION. The consummation of the transactions contemplated by and the fulfillment of the terms of this Agreement and the other Transaction Documents to which Bravo is a party will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, Bravo's organizational documents or any material indenture, agreement, mortgage, deed of trust, or other instrument to which Bravo is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its respective properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument, other than this Agreement, or violate any law or any order, injunction, writ, rule, or regulation applicable to Bravo of any court or of any Governmental Authority having jurisdiction over Bravo or any of its properties which is reasonably likely to have a material adverse effect on (A) the transactions contemplated under this Agreement, any Subsequent Transfer Agreement or the other Transaction Documents to which Bravo is a party or (B) the validity, enforceability or collectability of the Contracts or the Conveyed Assets to be conveyed by Bravo;

               (x) NO PROCEEDINGS. There are no Proceedings or investigations pending, or, to the knowledge of Bravo threatened against Bravo before any Governmental Authority (A) asserting the invalidity of this Agreement or any other Transaction Document to which it is a party, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any Subsequent Transfer Agreement, or (C) seeking any determination or ruling that is reasonably likely to materially and adversely affect the performance by Bravo of its obligations under, or the validity or enforceability of, this Agreement or any other Transaction Document to which it is a party;

               (xi) NO CONSENT REQUIRED. Bravo is not required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any Governmental Authority in connection with the execution, delivery or performance of this Agreement and the other Transaction Documents to which it is a party, except for such as have been obtained, effected or made;

               (xii) FAIR CONSIDERATION. The consideration received by Bravo hereunder is fair consideration having value reasonably equivalent to or in excess of the value of the Contracts and the Conveyed Assets conveyed by it and the performance of Bravo's obligations hereunder;

               (xiii) PRINCIPAL PLACE OF BUSINESS. The principal place of business and chief executive office of Bravo is located at 60 State Street, Boston, Massachusetts 02109-1803 and, there are not now, and during the past four months there have not been, any other locations where Bravo is located (as that term is used in the UCC in the state of such location) except that, with respect to such changes occurring after the date of this Agreement, as shall have been specifically disclosed to the Servicer and the Indenture Trustee in writing;

               (xiv) VALID BUSINESS REASONS. Bravo has valid business reasons for selling its interest in the Contracts and the Conveyed Assets rather than obtaining a loan with the Contracts and the Conveyed Assets as collateral;

               (xv) ABSENCE OF EVENT. No event has occurred which materially and adversely affects Bravo's operations or its ability to perform its obligations under the Transaction Documents to which it is a party; and

               (xvi) ACCOUNTING TREATMENT. Bravo will treat the sale of the Contracts and the Conveyed Assets to LLC I or LLC II, as applicable, pursuant to
Article II as a sale of the Contracts and the Conveyed Assets to LLC I or LLC II, as applicable, for financial reporting and accounting purposes.

          Section 3.02. REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR WITH RESPECT TO THE CONTRACTS. With respect to each Contract, the Originator hereby makes the following representations and warranties to the Indenture Trustee, the Issuers and the Noteholders, on which the Indenture Trustee relies in accepting the Pledged Property in trust and authenticating the Notes, and on which the Noteholders have relied and will rely in purchasing the Notes. Such representations, warranties and covenants are made as of the Closing Date with respect to an Initial Contract, and on the applicable Transfer Date with respect to a Subsequent Contract or a Substitute Contract, as the case may be, and shall survive the pledge, transfer, and assignment of any Pledged Property to the Indenture Trustee for the benefit of the Noteholders.

          (a)  HPSC represents and warrants as follows with respect to each
Contract:

               (i) The Obligor under such Contract (A) is not an affiliate of HPSC and (B) is not a government or a governmental subdivision or agency.

               (ii) HPSC has performed all material obligations required to be performed by it under such Contract.

               (iii) Such Contract is "chattel paper" or "instrument" within the meaning of Article 9 of the UCC of all applicable jurisdictions. Such contract is secured by a first priority perfected security interest in the related Equipment and all other Collateral, unless such Contract is solely for the purpose of financing the purchase or lease of Equipment which has an original cost of less than or equal to $5,000 (in which case, the security interest has been created and attached but unperfected due to non-filing of a Financing Statement).

               (iv) If such Contract is a Lease, the relevant Transferor holds title in all the underlying Equipment and upon execution of the Receivables Transfer Agreement, the related Issuer will hold title in such Equipment.

               (v) There is not more than one original counterpart of such Contract and the Custodian has possession of such original.

               (vi) Such Contract is denominated and payable only in United States dollars in the United States by an Obligor with a billing address in the United States and for which the related Collateral is located in the United States.

               (vii) Such Contract is in full force and effect and is and at all times will be the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms and is not subject to, nor has there been asserted, any litigation, right of rescission, setoff, counterclaim or other defense thereunder.

               (viii) Such Contract does not contravene, in any material respect, any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and no part of such Contract is in violation of any such law, rule or regulation in any material respect.

               (ix) Such Contract is assignable without the prior written consent of the Obligor thereunder except for such consents as have been previously obtained.

               (x) Such Contract was generated in the ordinary course of business of the Originator.

               (xi) The Obligor under such Contract has been or will be directed to make all payments to the Lockbox Account.

               (xii) The Obligor under such Contract is responsible for the payment of all expenses in connection with maintenance, repair, insurance and taxes with respect to the related Equipment and such Obligor is required to make Scheduled Payments thereunder without condition notwithstanding damage to or destruction of the Equipment, or any other event, including Equipment obsolescence and any Insurance Policy relating thereto is required to have HPSC as loss payee.

               (xiii) Such Contract is not a lease on a vehicle or other type of equipment which requires titling in the name of the related Issuer in order to perfect such Issuer's interest therein.

               (xiv) Such Contract has an outstanding term of 85 months or less.

               (xv) Such Contract contains customary and enforceable provisions adequate for realization of the benefits of the related Collateral.

               (xvi)     Such Contract is not a "consumer lease" as defined in
Section 2A-103(l)(e) of the UCC.

               (xvii) Such Contract is not subject to any guaranty of the payment obligation thereunder by the Originator or any of its Affiliates nor has the Originator established any specific credit reserve with respect to the related Obligor.

               (xviii)   Such Contract provides that the Originator and its
assignees may accelerate all remaining Scheduled Payments due thereunder if the Obligor is in default under any of its obligations under such Contract

               (xix) Such Contract has not been terminated as a result of the loss, theft, damage beyond repair or governmental seizure of any item of Equipment and/or Loan Collateral or for any other reason.

               (xx) Such Contract provides that in the event of the loss, theft, damage beyond repair or governmental seizure of the related Equipment and/or Loan Collateral, the Obligor is required to repair or replace the related Equipment and/or Loan Collateral.

               (xxi) The Obligor under such Contract has represented to HPSC that such Obligor has accepted the related Equipment and/or Loan Collateral or is contractually bound to accept such Equipment and/or Loan Collateral upon shipment or delivery thereof.

               (xxii) Such Contract has been originated in all material respects in accordance with the then effective Credit and Collection Policies and Procedures.

               (xxiii)   The Contract Files for such Contract are complete and
in the custody of the Custodian on behalf of the Indenture Trustee.

               (xxiv) Such Contract and the related Equipment and any other Collateral has not been assigned or pledged to anyone except the Indenture Trustee, and the related Transferor has good and marketable title thereto and is the sole owner and holder thereof, free and clear of any and all liens, claims, encumbrances, participation or contingent interests, share appreciation features, equities, pledges, charges or security interests of any nature and has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to this Agreement.

               (xxv) Such Contract contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Equipment and/or other Collateral of the benefits of the security, including by judicial foreclosure.

               (xxvi) The origination, servicing and collection practices used by HPSC with respect to such Contract have been in all respects legal, proper, prudent and have met customary standards utilized by lenders for commercial loan origination and servicing business.

               (xxvii)   Such Contract provides for the Obligor to pay a base
monthly payment, and contains other provisions customarily included in such leases or commercial loans.

               (xxviii) If such Contract is a Practice Finance Contract, the Discounted Contract Balance of such Practice Finance Contract, together with the aggregate Discounted Contract Balances of all other Practice Finance Contracts, does not exceed 20% of the Aggregate Outstanding Contract Balance.

               (xxix) The Obligor under such Contract has made at least one Scheduled Payment as of the related Transfer Date.

               (xxx) The Obligor under such Contract is not an Obligor in respect of Contracts with an Aggregate Discounted Contract Balance in excess of 0.75% of the Aggregate Outstanding Contract Balance of all Contracts, plus the Pre-Funded Amount as of the related Transfer Date, if such Contract is a Subsequent Contract or a Substitute Contract, as the case may be.

               (xxxi)    Such Contract is not a Defaulted Contract.

               (xxxii)   Except if such is an Initial Contract listed on
SCHEDULE 2 hereto, no Scheduled Payment in respect of such Initial Contract is greater than one payment past due as of the related Closing Date. If such is an Initial Contract listed on SCHEDULE 2, such Contract has Scheduled Payments which are greater than one payment past due but not greater than two payments past due as of the Closing Date.

               (xxxiii) If such Contract is a Subsequent Contract, when the Discounted Contract Balance of such Subsequent Contract (as of the related Transfer Date) is aggregated with the sum of the Discounted Contract Balances of the Initial Contracts listed on SCHEDULE 2 hereto (as of the Closing Date), the total does not exceed $5,000,000.

               (xxxiv)   Such Contract is an "eligible asset" as defined in Rule
3a-7 under the Investment Company Act of 1940, as amended.

               (xxxv) With respect to such Contract, HPSC has not established any specific credit reserve with respect to the related Obligor.

               (xxxvi)   The information set forth on the related List of
Contracts is complete, true and correct in all material respects as of the related Transfer Date.

               (xxxvii) The Contract, if it is a Loan, is a valid, subsisting and enforceable first priority lien on the related Loan Collateral.

               (xxxviii) The terms of such Contract have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been filed and/or recorded, in all places necessary to perfect, maintain and continue the validity and priority lien of such Contract. The substance of any such alteration or modification is reflected on the List of Initial Contracts.

               (xxxix)   No instruments of release or waiver have been executed
in connection with such Contract, and no Obligor has been released from liability under such Contract, in whole or in part.

               (xl) The Contract File relating to such Contract is complete and contains each of the documents and instruments specified to be included therein duly executed and in due and proper form.

               (xli) Such Contract obligates the relevant Obligor thereunder to maintain insurance on the related Equipment at such Obligor's cost and expense, and upon such Obligor's failure to do so, authorizes the holder of such Contract to call an event of default or, at holder's option, to obtain and maintain such insurance at such Obligor's cost and expense and to seek reimbursement therefor from such Obligor. All Collateral securing such Contract is covered by such insurance.

               (xlii) Such Contract is not subject to any right of rescission, set-off, abatement, diminution, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of such Contract, or the exercise of any right thereunder, render such Contract unenforceable, in whole or in part, or subject to any right of rescission, set off, abatement, diminution, counterclaim or defense, including the defense of usury, or the violation of any applicable disclosure or consumer credit laws, and no such right of rescission, set-off, abatement, diminution, counterclaim or defense has been asserted with respect thereto.

               (xliii)   Such Contract, if it is a Loan, contains an enforceable
provision for the acceleration of the payment of the unpaid principal balance of the Loan in the event the related Loan Collateral is sold without the prior consent of HPSC thereunder.

               (xliv) There is no claim, litigation or other judicial or administrative proceeding pending or, to the knowledge of HPSC, threatened against the related Equipment and/or Loan Collateral or any Obligor which could materially and adversely affect the value of the related Equipment and/or Loan Collateral or the validity or priority of such Contract or the ability of any Obligor to perform its obligations in connection with such Contract.

               (xlv) Such Contract has not been selected from HPSC's portfolio of commercial loans in a manner which would be adverse to the interests of the Noteholders.

          Section 3.03. BREACH OF REPRESENTATIONS AND WARRANTIES; REPURCHASE OR SUBSTITUTION OF CONTRACTS.

          (a) If HPSC during the term of this Agreement discovers, or receives notice that any of its representations or warranties contained in Section 3.01 or 3.02 hereof are, in any material respect, false, incorrect or misleading, or if HPSC obtains knowledge of any event or circumstance that would reasonably cause HPSC to believe that any of its respective representations or warranties are, in any material respect, false, incorrect or misleading, HPSC shall have 30 days from the earlier of notice or knowledge to cure such breach in all material respects. If HPSC fails or is unable to cure such breach in all material respects, then, on or before the first Payment Date following such 30 day period, HPSC shall be required to either (i) deposit or cause to be deposited in the Collection Account an amount equal to the Purchase Amount with respect to the related Contract or (ii) replace the related Contract with a Substitute Contract meeting the requirements specified below and in the Indenture.

          (b) Except as may be set forth in the Transaction Documents, it is understood and agreed that the obligations of HPSC with respect to a breach as provided in this Section 3.03 and in the Indenture shall constitute the sole remedy against HPSC for such breach.

          Section 3.04. SUBSTITUTION OF CONTRACTS.

          (a) In addition to the substitution option specified in Section 3.03(a) with respect to Contract for which a breach of representation and warranty exists, HPSC shall have the option but not the obligation to, subject to the provisions of Section 4.02 of the Indenture and this Section 3.04, remove one or more Contracts owned by LLC II which are (i) 90-Day Delinquent Contracts,
(ii) Defaulted Contracts, (iii) Contracts that are subject to a Full Prepayment and (iv) Contracts that are subject of a Casualty Loss, and to replace such Contracts with one or more Substitute Contracts.

          (b) With respect to a substitution of Contracts in accordance with the provisions of this Section 3.04 and Section 4.02 of the Indenture, each proposed Substitute Contract must be a Qualified Substitute Contract.

          (c)  No substitutions shall be permitted if any condition specified in
Section 4.02(c) of the Indenture shall exist.

          (d) Any substitution of a Contract pursuant to this Agreement will be effected by (i) delivery to the Custodian of the Contract File for each such Substitute Contract at least two Business Days prior to such conveyance, (ii) filing of any Financing Statements necessary to perfect the interest of the Indenture Trustee in the Substitute Contracts and delivery to the Indenture Trustee of all such Financing Statements prepared in accordance with the Filing Requirements and (iii) delivery to the Indenture Trustee of a List of Substitute Contracts reflecting such substitution.

                                  ARTICLE IV.6

                                    COVENANTS

          Section 4.01. COVENANTS OF THE ORIGINATOR. The Originator hereby covenants and agrees with the Issuers, the Noteholders and the Indenture Trustee as follows:

          (a) PRESERVATION OF SECURITY INTEREST. The Originator shall execute and file or cause to be executed and filed such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the respective right, title and interest of the Issuers, as owners, and the Indenture Trustee, as secured party, in the Contracts and the Conveyed Assets (subject to the Filing Requirements with respect to the Equipment). The Originator shall deliver (or cause to be delivered) to the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

          (b) OBLIGATIONS WITH RESPECT TO CONTRACTS AND CONVEYED ASSETS. The Originator will duly fulfill all obligations on its part to be fulfilled under or in connection with each Contract, and will do nothing to impair the rights of the Issuers or the Indenture Trustee in any of the Contracts or the Conveyed Assets.

          (c) COMPLIANCE WITH LAW. The Originator will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any Governmental Authority applicable to its business and to the Contracts and the Conveyed Assets or any part thereof; provided, however, that the Originator may contest any act, rule, regulation, order, decree or direction in any reasonable manner which shall not materially and adversely affect the rights of the Issuers or the Indenture Trustee in the Contracts or the Conveyed Assets.

          (d) CONVEYANCE OF CONTRACTS AND CONVEYED ASSETS; SECURITY INTERESTS. Except for the transfers and conveyances hereunder, under any Subsequent Transfer Agreement or under any other Transaction Document, the Originator will not, and will not permit other Transferors to, sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Adverse Claim, on any Contract, any Conveyed Asset, or any interest therein and the Originator shall defend the right, title, and interest of the Issuers, the Indenture Trustee and their respective successors and assigns in, to and under the Contracts and the Conveyed Assets, against all claims of third parties claiming through or under the Transferors.

          (e) NOTIFICATION OF BREACH. The Originator will advise the Issuers, the Indenture Trustee and the Noteholders promptly, in reasonable detail, upon discovery of the occurrence of a breach, in any material respect, by the Originator, the Servicer or any of the Transferors of any of its respective representations, warranties and covenants contained herein.

          (f) FURTHER ASSURANCES. The Originator will make, execute or endorse, acknowledge and file or deliver (or will cause to be made, executed or endorsed, acknowledged and filed or delivered) to the Issuers and the Indenture Trustee from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Contracts and the Conveyed Assets and other rights covered by this Agreement, as the Issuers, a Noteholder or the Indenture Trustee may request and reasonably require, provided that no UCC filing will be required with respect to the Equipment, except as required by the Filing Requirements.

          (g) INDEMNIFICATION. The Originator agrees to indemnify, defend and hold the Issuers, the Noteholders and the Indenture Trustee harmless from and against any and all loss, liability, damage, judgment, claim, deficiency, or expense (including interest, penalties, reasonable attorneys' fees and amounts paid in settlement) to which any of them may become subject insofar as such loss, liability, damage, judgment, claim, deficiency, or expense arises out of or is based upon a breach of representations and warranties contained in Section
3.01 or 3.02 hereof or covenants contained in this Section 4.01, or any information certified or set forth in this

Agreement or in any schedule delivered by it hereunder, being untrue in any material respect at any time. The obligations of the Originator under this
Section 4.01(g) shall be considered to have been relied upon by the Issuers, the Noteholders and the Indenture Trustee and shall survive the execution, delivery, and performance of this Agreement regardless of any investigation made by or on behalf of the Issuers, the Noteholders or the Indenture Trustee.

          (h) NOTICE OF ADVERSE CLAIMS. The Originator shall notify the Issuers, the Noteholders and the Indenture Trustee, promptly after becoming aware of any Adverse Claim on any Contract or Conveyed Asset.

          (i) TAXES. The Originator shall promptly pay or cause to be paid all applicable taxes required to be paid in connection with the transfer of the Contracts and the Conveyed Assets by the Transferors to LLC I or LLC II, as applicable, and acknowledges that none of the Issuers or Bravo shall have any responsibility with respect thereto. The Originator shall promptly pay and discharge, or cause the payment and discharge of, all federal income taxes (and all other material taxes) when due and payable by each Transferor, except such as may be contested in good faith by appropriate proceedings and for which an adequate reserve has been established and is maintained in accordance with GAAP. The Originator shall promptly notify the Issuers, the Indenture Trustee and the Noteholders of any material challenge, contest or proceeding pending by or against any of the Transferors before any taxing authority.

          (j)  OPERATION OF BRAVO. The Originator shall ensure that Bravo shall:

               (i) be a limited purpose, limited liability company whose primary activities are restricted in its certificate of formation;

               (ii) not engage in any action that would cause the separate legal identity of Bravo not to be respected, including, without limitation, (a) holding itself out as being liable for the debts of any other party or (b) acting other than through its duly authorized agents;

               (iii) not be involved in the day-to-day management of HPSC or the Issuers;

               (iv) not incur, assume or guarantee any indebtedness except for such indebtedness as may be incurred by Bravo in accordance with its certificate of formation;

               (v) not commingle its funds, assets and records relating thereto with those of HPSC or any other entity except in the Lockbox Account, as provided for in the Escrow Agreement;

               (vi) act solely in its own name in the conduct of its business, including business correspondence and other communications, and shall conduct its business so as not to mislead others as to the identity of the entity with which they are concerned;

               (vii) maintain separate corporate records and books of account and shall not commingle its corporate records and books of account with the records and books of account of any entity;

               (viii) not engage in any business or activity other than as permitted in its certificate of incorporation;

               (ix) comply with all restrictions and covenants in, and shall not fail to comply with the formalities established in, its certificate of incorporation and by-laws;

               (x) manage its day-to-day business without the involvement of HPSC or any other entity, except for HPSC's role as a Servicer of receivables for Bravo or as otherwise contemplated under the Bravo Documents;

               (xi) maintain a separate office from that of HPSC and any other entity;

               (xii) not act as an agent of HPSC or any other entity, except to the limited extent provided in the Transaction Documents and the Bravo Documents; and

               (xiii) maintain at all times at least one director who is an independent director as required by its certificate of formation.

          (k) FINANCIAL STATEMENTS. The financial statements and books and records of the Originator will reflect the separate existence of the Transferors and the Issuers; the annual consolidated financial statements of the Originator after the date hereof will contain disclosures to the effect that the Originator has or will have one or more direct and indirect subsidiaries that were or may be established as bankruptcy remote entities to facilitate asset securitization; that in connection therewith, assets have been or will be transferred directly or indirectly by the Originator to such subsidiaries; and that these bankruptcy remote entities are separate legal entities the assets of which are not available to satisfy the claims of creditors of the Originator, any subsidiary or any other affiliate.

          (l)  MERGER OR CONSOLIDATION.

               (i) The Originator will keep in full effect its existence, rights and franchises as a corporation and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction which permits such qualification and in which it is necessary to protect the validity and enforceability of this Agreement, any other Transaction Document to which it is a party and to perform its duties under this Agreement and each other Transaction Document to which it is a party.

               (ii) Any partnership, corporation or limited liability company (i) into which the Originator may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Originator shall be party, or (iii) succeeding to the Originator's business substantially as a whole, shall execute an agreement of assumption to perform all of the Originator's obligations under this Agreement and any other Transaction Document to which it is a party, and upon such execution will be the Originator's successor under this Agreement and any other Transaction Document, without the execution or filing of any document or any further act on the part of any of the parties to this Agreement and any other Transaction Document to which it is a party, anything in this Agreement and any other Transaction Document to which it is a party to the contrary notwithstanding; provided, however, that (a) the Originator shall have delivered to the Rating Agencies, the Issuers, the Noteholders and the Indenture Trustee an

Officer's Certificate and an opinion of counsel, satisfactory to each of them, each stating that such consolidation, conversion, merger, or succession and such agreement of assumption comply with this Section 4.01(l) and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (b) the Originator shall have delivered to the Issuers, the Rating Agencies, the Noteholders and the Indenture Trustee an opinion of counsel, satisfactory to each of them, stating that, in the opinion of such counsel, (1) either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Issuers, the Indenture Trustee and the Noteholders in the Contracts and the Conveyed Assets and reciting the details of such filings, or (B) no such action shall be necessary to preserve and protect such interest, and (2) after giving effect to such merger or consolidation, such Transferor (or its successor) would not be substantively consolidated with HPSC in the event of a bankruptcy of HPSC and (c) such partnership, corporation or limited liability company shall have organizational documents with similar restrictions as those of the Transferor which is the object of such merger or consolidation.

          (m) NAME CHANGE OR RELOCATION. If any change is to occur in a Transferor's name, identity or structure, or in the location of its principal place of business or chief executive office, then the Originator shall deliver at least thirty (30) days' prior written notice of such change or relocation to the Servicer, the Noteholders and the Indenture Trustee. No later than three days after the effective date of such change, the Originator shall file such amendments or statements as may be required to preserve and protect the Indenture Trustee's interest in the Pledged Property, and shall deliver copies thereof to the Indenture Trustee.

          (n) CHIEF EXECUTIVE OFFICES. During the term of this Agreement and the Indenture, the Originator will maintain and will cause Bravo to maintain, its chief executive office and principal place of business in one of the States of the United States.

          Section 4.02. COVENANTS OF THE ISSUERS. Each of the Issuers hereby covenants and agrees with the Indenture Trustee and the Noteholders as follows:

          (a) ISSUER'S CERTIFICATE. Prior to each date as of which Contracts and the interest of LLC I or LLC II, as applicable, in the Equipment subject to such Contracts are to be purchased by the Originator or the Servicer, as applicable, pursuant to the Indenture, LLC I or LLC II, as applicable, shall submit to the Originator or the Servicer, as applicable, a certificate signed by a manager of LLC I or LLC II, as applicable (an "ISSUER'S CERTIFICATE"). Each Issuer's Certificate shall operate as an assignment, without recourse, representation, or warranty, to the Originator or the Servicer, as applicable, of all of LLC I's or LLC II's, as applicable, right, title, and interest in and to such purchased Contract, the related Equipment and all security and documents relating thereto, such assignment being an assignment outright and not for security; and upon payment of the Purchase Amount, the Originator or the Servicer, as applicable, will thereupon own such Contract, such interest in the related Equipment and all such security and documents, free of any further obligation to LLC I or LLC II, as applicable, with respect thereto.

          (b) OBLIGOR'S QUIET ENJOYMENT. Each of the Issuers hereby acknowledges and agrees that its rights in the Equipment are expressly subject to the rights of the related Obligors in such Equipment pursuant to the applicable Contracts. Each of the Issuers covenants and agrees that, so long as an Obligor shall not be in default of any of the provisions of the applicable Contract, none of the Issuers nor any assignee of the Issuers will disturb the Obligor's quiet and peaceful possession of the related Equipment and the Obligor's use thereof for its intended purpose.

          (c)  OPERATION OF THE ISSUERS. Each of the Issuers shall:

               (i) be a limited purpose, limited liability company whose primary activities are restricted in its certificate of formation and operating agreement;

               (ii) not engage in any action that would cause the separate legal identity of such Issuer not to be respected, including, without limitation, (a) holding itself out as being liable for the debts of any other party (other than the other Issuer) or (b) acting other than through its duly authorized agents;

               (iii)     not be involved in the day-to-day management of HPSC;

               (iv) not incur, assume or guarantee any indebtedness except for such indebtedness as may be incurred by such Issuer in connection with the issuance of the Notes;

               (v) not commingle its funds (other than amounts temporarily deposited in the Lockbox Account), assets and records relating thereto with those of HPSC or any other entity (other than the other Issuer) except in the Lockbox Account as provided for in the Escrow Agreement;

               (vi) act solely in its own name in the conduct of its business, including business correspondence and other communications, and shall conduct its business so as not to mislead others as to the identity of the entity with which they are concerned;

               (vii) maintain company records and books of account and shall not commingle its company records and books of account with the records and books of account of any entity;

               (viii) not engage in any business or activity other than in connection with or relating to its articles of organization and operating agreement;

               (ix)      not form, or cause to be formed, any subsidiaries;

               (x) comply with all restrictions and covenants in, and shall not fail to comply with the limited liability company formalities established in, its certificate of formation and operating agreement;

               (xi) manage its day-to-day business without the involvement of HPSC;

               (xii)     maintain a separate office from that of HPSC;

               (xiii) not act as an agent of HPSC, except to the limited extent provided in the Transaction Documents;

               (xiv) maintain at all times two independent managers as required by its limited liability company agreement; and

               (xv) not amend its certificate of formation or operating agreement without the prior written consent of the Noteholders and a written confirmation from each of the Rating Agencies that the ratings on the Notes will not be downgraded or withdrawn.

          Section 4.03. TRANSFER OF CONVEYED ASSETS. Each of the Transferors, the Originator and the Servicer understands that the Issuers intend to pledge the Pledged Property to the Indenture Trustee for the benefit of the Noteholders pursuant to the Indenture. Each of the Transferors, the Originator and the Servicer agrees that the Indenture Trustee may exercise the rights of the Issuers hereunder and shall be entitled to all of the benefits to which the Issuers are entitled to hereunder to the extent provided for herein.

                                   ARTICLE V.

                              CONDITIONS PRECEDENT

          Section 5.01. CONDITIONS TO ISSUERS' INITIAL OBLIGATIONS. The obligations of LLC I or LLC II, respectively, to accept the transfer of the Initial Contracts and the Initial Conveyed Assets on the Closing Date as set forth herein shall be subject to the satisfaction of the following conditions:

          (a) All representations and warranties of each of the Transferors, the Originator and the Servicer contained in this Agreement shall be true and correct on the Closing Date with the same effect as though such representations and warranties had been made on such date;

          (b) All information concerning the Initial Contracts and the Initial Conveyed Assets provided to the Issuers and the Noteholders shall be true and correct as of the Initial Cut-Off Date in all material respects;

          (c) Each of the Transferors shall have delivered to LLC I or LLC II, as applicable, a List of Initial Contracts as of the Initial Cut-Off Date and shall have substantially performed all other obligations required to be performed by the provisions of this Agreement;

          (d) Each of the Transferors shall have recorded and filed, at the expense of the Servicer or the Originator, any financing statement with respect to the Initial Contracts and the Initial Conveyed Assets to be sold on the Closing Date to LLC I or LLC II, as applicable, by each Transferor, as applicable, pursuant to this Agreement meeting the requirements of applicable state law in such manner in such jurisdictions as are necessary to perfect the transfer of the Initial Contracts and the Initial Conveyed Assets from each such Transferor to LLC I or LLC II, as applicable (subject to the Filing Requirements with respect to the Equipment), and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to the Indenture Trustee;

          (e) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Issuers and the Noteholders, and the Issuers and the Noteholders shall have received from each of the Transferors copies of all documents (including, without limitation, records of corporate or partnership proceedings, as applicable) relevant to the transactions herein contemplated as the Issuers or any Noteholder may reasonably have requested; and

          (f) All conditions necessary to vest in each of the Transferors and subsequently in LLC I, LLC II and the Noteholders, good title, free and clear of all Adverse Claims, to its respective Initial Contracts, Initial Conveyed Assets and interests in the related Equipment and any other Collateral securing the contracts shall have been satisfied.

          Section 5.02. CONDITIONS TO ISSUERS' SUBSEQUENT OBLIGATIONS. The obligations of LLC I or LLC II, respectively, to accept the transfer of any Subsequent Contracts and any Subsequent Conveyed Assets as set forth herein shall be subject to the satisfaction of the following conditions:

          (a) All representations and warranties of each of the Transferors, the Originator and the Servicer contained in this Agreement and every other Transaction Document to which it is a party, shall be true and correct on the Subsequent Transfer Date with the same effect as though such representations and warranties had been made on such date;

          (b) All information concerning the Subsequent Contracts and the related Subsequent Conveyed Assets provided to the Issuers shall be true and correct as of the applicable Subsequent Cut-Off Date in all material respects;

          (c) Each of the Transferors shall have delivered to LLC I or LLC II, as applicable, a List of Subsequent Contracts as of the applicable Subsequent Cut-Off Date and shall have substantially performed all other obligations required to be performed by the provisions of this Agreement;

          (d) Each of the Transferors shall have recorded and filed, at the expense of the Servicer, any financing statement with respect to the Subsequent Contracts and the related Conveyed Assets to be sold on such Subsequent Closing Date to LLC I or LLC II, as applicable, by each Transferor, as applicable, pursuant to this Agreement meeting the requirements of applicable state law in such manner in such jurisdictions as are necessary to perfect the transfer of the Subsequent Contracts and the related Subsequent Conveyed Assets from each such Transferor to LLC I or LLC II, as applicable (subject to the Filing Requirements with respect to the Equipment), and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to the Indenture Trustee;

          (e) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Issuers, and the Issuers shall have received from each of the Transferors copies of all documents (including, without limitation, records of corporate or partnership proceedings, as applicable) relevant to the transactions herein contemplated as the Issuers may reasonably have requested; and

          (f) All conditions necessary to vest in each of the Transferors good title, free and clear of all Adverse Claims, to its respective Subsequent Contracts and the related

Subsequent Conveyed Assets and interests in the related Equipment and other Collateral securing the Contracts shall have been satisfied.

                                   ARTICLE VI.

                                   TERMINATION

          Section 6.01. TERMINATION. The obligations and responsibilities of each of the Transferors, the Originator, the Servicer and the Issuers created by this Agreement shall terminate upon the latest of (i) the maturity or other liquidation of the last remaining Contract and the disposition of any amounts received upon disposition of any Defaulted Contracts and any Equipment leased thereunder; and (ii) the termination of the Indenture in accordance with the terms thereof; provided, however, that the indemnifications contained in Section 4.01(g) herein shall survive the termination of this Agreement and the other Transaction Documents.

                                  ARTICLE VII.

                            MISCELLANEOUS PROVISIONS

          Section 7.01. AMENDMENT. This Agreement may be amended from time to time by the parties hereto only with the prior written consent of the Indenture Trustee and the Noteholders and written confirmation from the Rating Agencies that amendment will not result in the reduction or withdrawal of any rating on any Class of Notes.

          Section 7.02. GOVERNING LAW. THIS AGREEMENT AND ANY AMENDMENT HEREOF PURSUANT TO SECTION 7.01 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES) APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 7.03. WAIVER OF JURY TRIAL. The Issuers, the Servicer, the Originator and the Transferors each hereby waive any right to have a jury participate in resolving any dispute, sounding in contract, tort, or otherwise arising out of, connected with, related to, or in connection with this agreement. Instead, any dispute resolved in court will be resolved in a bench trial without a jury.

          Section 7.04. NOTICES. All demands, notices, and communications under this Agreement shall be in writing and shall be deemed to have been duly given, made and received (i) when delivered against receipt of registered or certified mail or upon actual receipt of registered or certified mail, postage prepaid, return receipt requested; (ii) when delivered by courier with appropriate evidence of receipt; or (iii) upon transmission via facsimile or telex with appropriate evidence of receipt (a) in the case of the Servicer, at the following address: 60 State Street, Boston Massachusetts 02109-1803, (b) in the case of Bravo, at the following address: 60 State Street, Boston Massachusetts 02109-1803, with a copy to the Originator as set forth in clause (d) below, (c) in the case of LLC I, at the following address: 60 State Street, Suite 3520,

Boston Massachusetts 02109-1803, and in the case of LLC II, at the following address: 60 State Street, Suite 3520, Boston Massachusetts 02109-1803, in each case with a copy to the Originator as set forth in clause (d) below, and (d) in the case of the Originator, at its address set forth in Section 11.05 of the Indenture. Any party may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this Section 7.04 for giving notice and by otherwise complying with any applicable terms of this Agreement.

          Section 7.05. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

          Section 7.06. ASSIGNMENT. Notwithstanding anything to the contrary contained in this Agreement, this Agreement may not be assigned by any of the Transferors, without the prior written consent of the Issuers and the Noteholders and, except as provided in Section 4.03, this Agreement may not be assigned by the Issuers without the prior written consent of the Noteholders. Whether or not expressly stated, all representations, warranties, covenants and agreements of the Originator, the Servicer, the Transferors and the Issuers in this Agreement, or in any document delivered by any of them in connection with this Agreement, shall be for the benefit of, and shall be exercisable by the Indenture Trustee for the benefit of the Noteholders.

          Section 7.07. FURTHER ASSURANCES. Each of the parties hereto agrees to do such further acts and things and to execute and deliver to the Indenture Trustee or any Noteholders such additional assignments, agreements, powers and instruments as are required by the Indenture Trustee or any Noteholders to carry into effect the purposes of this Agreement or to better assure and confirm unto the Indenture Trustee its rights, powers and remedies hereunder, provided that Bravo shall only be required to take any such actions if and to the extent reimbursement from another Person for any costs, expenses or liabilities incurred in taking such actions is reasonably assured.

          Section 7.08. NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise hereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privilege provided by law.

          Section 7.09. COUNTERPARTS. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which shall constitute one and the same instrument.

          Section 7.10. BINDING EFFECT; THIRD-PARTY BENEFICIARIES. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Indenture Trustee and the Noteholders are intended third party beneficiaries of this Agreement.

          Section 7.11. MERGER AND INTEGRATION. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

          Section 7.12. HEADINGS. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

          Section 7.13. SCHEDULES AND EXHIBITS. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

          Section 7.14. NO BANKRUPTCY PETITION AGAINST THE TRANSFERORS OR THE ISSUERS. Each of the parties hereto agrees that, prior to the date that is one year and one day after the payment in full of the latest maturing Notes issued by the Issuers, it will not institute against any of Bravo or the Issuers, or join any other Person in instituting against any of the Transferors or the Issuers, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under the laws of the United States or any state of the United States. This Section 7.14 shall survive the termination of this Agreement.

          Section 7.15. LIMITED RECOURSE TO BRAVO.

          (a) Each of the parties hereto acknowledges that Bravo is intended to be operated as a bankruptcy-remote entity which will enter into other securitization transactions and each other party hereto acknowledges and agrees that it shall have no right, title or interest in or to any assets or interests of Bravo (other than the Contracts and Conveyed Assets conveyed or purported to be conveyed hereunder) which are conveyed or purported to be conveyed by Bravo to any other Person (whether by way of a sale, assignment, capital contribution or by virtue of the granting of a lien) ("OTHER SECURITIZED ASSETS"). To the extent that, notwithstanding the agreements and provisions contained in the immediately preceding sentence, any Issuer or assignee thereof either (i) asserts an interest or claim to, or benefit from, Other Securitized Assets, whether asserted against or through Bravo or any other Person owned by Bravo, or
(ii) is deemed to have any such interest, claim or benefit in or from Other Securitized Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through Bravo or any other Person owned by Bravo, then each Issuer, by accepting the transfer of Conveyed Assets from Bravo, further acknowledges and agrees that any such interest, claim or benefit in or from Other Securitized Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of Bravo which, under the terms of the relevant documents relating to the securitization of such Other Securitized Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Securitized Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to priority of distribution or application under applicable law, including insolvency laws, and whether asserted against Bravo or any other Person owned by Bravo), including the payment of post-petition interest on such other obligations and liabilities.

This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Issuer, by accepting the transfer of Conveyed Assets from Bravo, further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section 7.15 and the terms of this Section 7.15 may be enforced by an action for specific performance. The provisions of this Section 7.15 shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Agreement.

          (b) Notwithstanding the foregoing, nothing in this Section 7.15 shall affect the rights of the Issuers to enforce any claims which Bravo may have against HPSC in respect of any representations, warranties, covenants and indemnities made by HPSC under the transaction documents pursuant to which HPSC transfers certain assets to Bravo as applicable, with respect to the Initial Conveyed Assets conveyed or purported to be conveyed by Bravo hereunder, all of which representations, warranties, covenants and indemnities are hereby assigned to the Issuers by Bravo as part of the Initial Conveyed Assets.


                            [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Receivables Transfer Agreement to be duly executed by their respective officers as of the day and year first above written.

                                        HPSC, INC.


                                        By:   /s/ Rene Lefebvre
                                            ------------------------------
                                            Name: Rene Lefebvre
                                            Title: Chief Financial Officer


                                        HSPC BRAVO FUNDING, LLC


                                        By:   /s/ Rene Lefebvre
                                            ------------------------------
                                            Name: Rene Lefebvre
                                            Title: Chief Financial Officer


                                        HPSC GLOUCESTER FUNDING 2003-1 LLC I


                                        By:   /s/ Rene Lefebvre
                                            ------------------------------
                                            Name: Rene Lefebvre
                                            Title: Manager


                                        HPSC GLOUCESTER FUNDING 2003-1 LLC II


                                        By:   /s/ Rene Lefebvre
                                            ------------------------------
                                            Name: Rene Lefebvre
                                            Title: Manager

                                    EXHIBIT A

                          SUBSEQUENT TRANSFER AGREEMENT

          This Subsequent Transfer Agreement (this "Agreement"), dated as of ______________, is entered into among HPSC, INC. ("HPSC"), as servicer (the "SERVICER"), HPSC, as originator (the "ORIGINATOR"), HPSC and HPSC BRAVO FUNDING, LLC ("BRAVO"), as transferors (each, a "TRANSFEROR" and collectively, the "TRANSFERORS"), HPSC GLOUCESTER FUNDING 2003-1 LLC I ("LLC I") and HPSC GLOUCESTER FUNDING 2003-1 LLC II ("LLC II"), as issuers (each, an "ISSUER" and collectively, the "ISSUERS").

          Pursuant to this Agreement and the Receivables Transfer Agreement, dated as of March 31, 2003 (the "RECEIVABLES TRANSFER AGREEMENT"), among the Originator, the Servicer, the Transferors and the Issuers, the parties hereto agree to the sale by [HPSC][Bravo] to [LLC I/LLC II] of the Subsequent Contracts listed on the attached List of Subsequent Contracts (hereinafter in this Agreement, the "SUBSEQUENT CONTRACTS") and the Subsequent Conveyed Assets related thereto, and the pledge of the Subsequent Contracts and the Subsequent Conveyed Assets by [LLC I/LLC II] to the Indenture Trustee.

          Capitalized terms used and not defined herein have their respective meanings as set forth in the definitions contained in Annex A to the Receivables Transfer Agreement, which definitions are incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

          Section 1. CONVEYANCE OF SUBSEQUENT CONTRACTS AND SUBSEQUENT CONVEYED ASSETS.

          (a) [HPSC][Bravo] does hereby sell, assign, set over and convey to LLC I and/or LLC II [specify applicable entity at time of conveyance], without recourse, the Subsequent Contracts listed on the attached SCHEDULE 1A and
SCHEDULE 1B, respectively, and the Subsequent Conveyed Assets related thereto, whether now existing or hereinafter arising, without recourse (except as may be set forth in the Servicing Agreement).

          (b) The parties hereto intend that the transactions set forth herein constitute a sale and an absolute assignment by [HPSC][Bravo] to LLC I and/or LLC II on the Subsequent Transfer Date of all of [HPSC][Bravo] right, title and interest in and to such Subsequent Contracts and Subsequent Conveyed Assets. In the event the transactions set forth herein shall be deemed not to be a sale and an absolute assignment, each of the Transferors hereby grants to LLC I and/or LLC II as of the Subsequent Transfer Date a first priority perfected security interest in all of each Transferor's respective right, title and interest in, to and under such Subsequent Contracts and Subsequent Conveyed Assets and all income and proceeds thereof, to secure all of such Transferor's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law, and in such event, the parties hereto acknowledge that the Indenture Trustee, in addition to holding the Subsequent Contracts and Subsequent Conveyed Assets for the benefit of the Noteholders, holds the Subsequent Contracts and Subsequent Conveyed Assets as assignee of LLC I and/or LLC II as secured party.

          (c) Annexed hereto is a List of Subsequent Contracts listing the Contracts that constitute the Subsequent Contracts sold by [HPSC][Bravo] to LLC I and/or LLC II pursuant to this Agreement on the date hereof.

          Section 2. REPRESENTATIONS AND WARRANTIES; CONDITIONS PRECEDENT.

          (a) [HPSC][Bravo] hereby affirm the representations and warranties set forth in Section 3.01(a), Section 3.01(b) and Section 3.02 of the Receivables Transfer Agreement that relate to [HPSC][Bravo] as of the date hereof.

          (b) The Originator and the Servicer, as applicable, hereby affirm (i) the representations and warranties set forth in Section 3.01(a) and Section 3.01(b), respectively, as of the date hereof and (ii) that each Subsequent Contract satisfies the representations and warranties set forth in Section 3.02 of the Receivables Transfer Agreement relating to the Contracts, which representations and warranties are hereby re-made and incorporated by reference as if fully set forth herein.

          (c) [HPSC][Bravo] is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; each such Transferor will not be rendered insolvent by the execution and delivery of this Agreement or by the performance of its respective obligations hereunder nor is it aware of any pending insolvency; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against any of the Transferors prior to the date hereof.

          (d) All terms and conditions of the Receivables Transfer Agreement are hereby ratified and confirmed; PROVIDED, HOWEVER, that in the event of any conflict the provisions of this Agreement shall control over the conflicting provisions of the Receivables Transfer Agreement.

          (e) [HPSC][Bravo], the Servicer and the Originator hereby confirm that each of the conditions precedent set forth in Sections 2.02(c) and 5.02 of the Receivables Transfer Agreement have been satisfied as of the date hereof.

          (f) [HPSC][Bravo], the Servicer and the Originator represent and warrant that the aggregate Discounted Contract Balance of the Subsequent Contracts listed on the List of Subsequent Contracts annexed hereto and sold to LLC I and/or LLC II pursuant to this Agreement as of the related Subsequent Cut-Off Date is $__________.

          Section 3. GRANT FROM THE ISSUERS TO THE INDENTURE TRUSTEE. LLC I and/or LLC II hereby grants, as of the Subsequent Transfer Date, to the Indenture Trustee for the benefit of the Noteholders to secure all of LLC I and/or LLC II's obligations under the Indenture, a security interest in all of LLC I and/or LLC II's right, title and interest in and to, whether now existing or hereafter created, (a) the Subsequent Contracts and the Subsequent Conveyed Assets; (b) all funds on deposit from time to time in the Lockbox Account and the Collection Account allocable to the Subsequent Contracts and the Subsequent Conveyed Assets; (c) all its rights under this Agreement; and (d) all present and future claims, demands, causes and of choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

          Section 4. GOVERNING LAW.

          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

          Section 5. WAIVER OF JURY TRIAL. The Issuers, the Servicer, the Originator and the Transferors each hereby waive any right to have a jury participate in resolving any dispute, sounding in contract, tort, or otherwise arising out of, connected with, related to, or in connection with this agreement. Instead, any dispute resolved in court will be resolved in a bench trial without a jury.

          Section 6. COUNTERPARTS. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

          Section 7. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the Transferors, the Originator, the Servicer, the Issuers and their respective successors and permitted assigns.

          Section 8. BINDING EFFECT; THIRD-PARTY BENEFICIARIES. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Indenture Trustee and the Noteholders are intended and express third party beneficiaries of this Agreement.

          Section 9. NO BANKRUPTCY PETITION AGAINST THE TRANSFERORS OR THE ISSUERS. Each of the parties hereto agrees that, prior to the date that is one year and one day after the payment in full of the latest maturing Notes issued by the Issuers, it will not institute against any of Bravo or the Issuers, or join any other Person in instituting against any of the Transferors or the Issuers, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under the laws of the United States or any state of the United States. This Section 9 shall survive the termination of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Subsequent Transfer Agreement as of the day and year first written above.

                                        HPSC, INC.


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                         [HPSC BRAVO FUNDING, LLC]


                                        [If applicable]
                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                        HPSC GLOUCESTER FUNDING 2003-1 LLC I


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                        HPSC GLOUCESTER FUNDING 2003-1 LLC II


                                        By:
                                            ------------------------------
                                            Name:
                                            Title: